UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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BPZ Energy, Inc.
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BPZ Energy, Inc.
580 Westlake Park Boulevard, Suite 525
Houston Texas 77079

November 3, 2006

Dear BPZ Energy, Inc. Shareholder:

I am pleased to invite you to the Annual Meeting of the Shareholders of BPZ Energy, Inc., a Colorado corporation (the “Company,” “BPZ,” “we,” “us” or “our”).  The meeting will be at 10:00 a.m. central time on December 1, 2006 at the Westlake Club, 570 Westlake Park Boulevard, Houston, Texas 77079.

At the meeting, you and the other shareholders will vote on the following:

1.     the election of six directors to serve until the next annual meeting of shareholders, or until their successors are duly elected and qualified;

2.     the ratification of Johnson Miller & Co., CPA’s PC as the Company’s independent public accountants; and

3.     any other business that may properly come before the meeting.

Details relating to these matters are set forth in the attached proxy statement.  All shareholders of record as of the close of business on October 27, 2006 will be entitled to notice of, and to vote at, such meeting or at any adjournment or postponement thereof.

We hope you can join us on December 1, 2006. Your vote on these matters is important. To vote at the meeting, please either attend the meeting or complete, sign and date the enclosed proxy card and return it in the accompanying postage-paid envelope.  If you plan to attend the meeting in person, please call (281) 556-6200 to RSVP and get directions.

Thank you for your continued support.

Very truly yours,

/s/ Dr. Fernando Zúñiga y Rivero
Dr. Fernando Zúñiga y Rivero
Chairman of the Board

BPZ Energy, Inc.
580 Westlake Park Boulevard, Suite 525
Houston Texas 77079

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON DECEMBER 1, 2006

Notice is hereby given that the 2006 Annual Meeting of Shareholders of BPZ Energy, Inc., a Colorado Corporation, will be held at the Westlake Club, 570 Westlake Park Boulevard, Houston, Texas 77079 on December 1, 2006 at 10:00 a.m. central time for the following purpose: (i) to elect six candidates to the Board of Directors of the Company; (ii) to ratify the appointment of Johnson Miller & Co., CPA’s PC as the Company’s independent public accountants; and (iii) any other business that properly comes before the meeting.

Only shareholders of record at the close of business on October 27, 2006 will be entitled to notice of, and to vote at, the Annual Meeting, or any adjournment thereof, notwithstanding the transfer of any stock on the books of the Company after this record date.  A list of these shareholders will be open for examination by any shareholder at the Annual Meeting, and for ten days prior thereto at the Company’s principal executive offices at 580 Westlake Park Boulevard, Suite 525, Houston, Texas 77079.

By Order of the Board of Directors,

/s/ Dr. Fernando Zúñiga y Rivero
Dr. Fernando Zúñiga y Rivero
Chairman of the Board

Houston, Texas
November 3, 2006

PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD TO US, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON.  SHAREHOLDERS WHO ATTEND THE 2006 ANNUAL MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON.

THE ANNUAL MEETING

This proxy statement is solicited by and on behalf of the Board of Directors of the Company for use at the 2006 Annual Meeting to be held on December 1, 2006 at the Westlake Club, 570 Westlake Park Boulevard, Houston, Texas 77079, at 10:00 a.m. central time, or at any adjournments thereof.  The solicitation of proxies by the Board of Directors will be conducted primarily by mail.  Additionally, officers, directors and employees of the Company may solicit proxies personally or by telephone, telegram or other forms of wire or facsimile communication.  These officers, directors and employees will not receive any extra compensation for these services.  The Company will reimburse brokers, custodians, nominees and fiduciaries for reasonable expenses incurred by them in forwarding proxy material to beneficial owners of common stock, no par value, of the Company (the “Common Stock”).  The costs of the solicitation will be borne by the Company, which is not expected to exceed the amount normally expended for a solicitation for an election of directors in the absence of a contest and costs represented by salaries and wages of regular employees and officers.  This proxy statement and the form of proxy will be first mailed to shareholders of the Company on or about November 3, 2006.

Purpose of the 2006 Annual Meeting

The purpose of the 2006 Annual Meeting is to: (i) elect six candidates to the Board of Directors of the Company; (ii) ratify the appointment of Johnson Miller & Co., CPA’s PC as the Company’s independent public accountants; and (iii) any other business that properly comes before the meeting.  Although the Board does not anticipate that any other issues will come before the 2006 Annual Meeting (the “Annual Meeting”), your executed proxy gives the official proxies the right to vote your shares in their discretion on any other matter properly brought before the Annual Meeting.

Quorum Requirements

A quorum of shareholders is necessary to hold a valid meeting. A quorum will exist if shareholders of a majority of the outstanding shares of common stock are present at the meeting in person or by proxy.  Abstentions and broker non-votes count as present for the purposes of establishing a quorum. Shares held by the Company in its treasury are not entitled to vote and do not count toward a quorum. If a quorum is not present, the meeting may be adjourned until a quorum is obtained.

Vote Required

If a quorum is present, a majority of votes cast at the Annual Meeting will be required to approve the proposals and decide any other matter that may properly be submitted to a vote at the meeting. Any shares present but not voted, including abstentions and broker non-votes, will not be considered as votes cast for or against a proposal and will have no effect on the voting of a proposal.  Each holder of Common Stock is entitled to one (1) vote for each share held.

The record date for purposes of determining the number of outstanding shares of voting stock of the Company, and for determining the shareholders entitled to vote, is the close of business on October 27, 2006 (the “Record Date”). The Board of Directors of the Company adopted the resolution approving and recommending the proposals on October 26, 2006.  As of October 27, 2006, the Company had 47,352,217 shares outstanding of common stock, no par value.  No other series of stock is authorized or outstanding.  Holders of the shares of Common Stock have no preemptive rights. All outstanding shares are fully paid and non-assessable.  The transfer agent for the Common Stock is ComputerShare Trust Company, Inc., telephone number (303) 262-0600.  The enclosed proxy card shows the number of shares that you are entitled to vote.

How to Vote

If your shares of BPZ common stock are held by a broker, bank or other nominee (in “street name”), you will receive information from them on how to instruct them to vote your shares.

If you hold shares of BPZ common stock in your own name (as a “shareholder of record”), you may give instructions on how your shares are to be voted by marking, signing, dating and returning the enclosed proxy card in the accompanying postage-paid envelope.

A proxy, when executed and not revoked, will be voted in accordance with its instructions. If no instructions are given, proxies will be voted FOR all above proposals.

Revoking a Proxy

You may revoke a proxy before the vote is taken at the meeting by:

•    submitting a new proxy with a later date,

•    by voting at the meeting, or

•    by filing a written revocation with BPZ’s Secretary.

Your attendance at the annual meeting will not automatically revoke your proxy.

Security Ownership Of Certain Beneficial Owners And Management

The following table sets forth information as of October 27, 2006, concerning the beneficial ownership of BPZ’s common stock by each person who beneficially owns more than five percent of the common stock, its affiliates, and by each of BPZ’s executive officers and directors, and by all executive officers and directors as a group.

Name and Address of Beneficial Owner(1)	Number of Shares of Common Stock Beneficially Owned	Percent of Beneficial Ownership(2)
Gordon Gray(3)	3,710,774	7.8%
Manuel Pablo Zúñiga-Pflücker	3,304,539	7.0%
Fernando Zúñiga y Rivero(4)	1,699,477	3.6%
Frederic Briens	262,348	0.5%
Edward G. Caminos (5)	35,000	0.1%
Dennis G. Strauch	25,000	0.1%
John J. Lendrum III	—	—
E. Barger Miller III	—	—
All directors and executive officers as a group (eight persons)	9,037,138	19.1%
Allied Crude Purchasing, Inc.(3)
3900 West Highway 180
Snyder, Texas 79549	3,710,774	7.8%
Thomas Kelly (6)
405 N. Marienfeld
Midland, Texas 79701	3,465,486	7.3%

1)      Except as indicated herein, the business address for each beneficial owner is 580 Westlake Park Blvd, Suite 525, Houston, Texas 77079.

2)      The calculations of percentage beneficial ownership are based on 47,352,217 shares issued as of October 27, 2006, plus any potentially dilutive securities for each person or group.

3)      The shares reflected above as beneficially owned by Mr. Gray consist of 3,710,774 shares that he beneficially owns and controls through his sole ownership of Allied Crude Purchasing, Inc.

4)      The number of shares reflected above as beneficially owned by Dr. Zúñiga y Rivero does not include: (i) 158,595 shares held of record by his wife, Blanca Pflücker de Zúñiga, as Dr. Zúñiga y Rivero disclaims beneficial ownership of these shares, and (ii) 1,605,062 shares held in a grantor retained annuity trust.

5)      Appointed interim Chief Financial Officer effective June 15, 2006.

6)      Mr. Kelly resigned from the Board of Directors effective March 3, 2006.

Rule 13d-3 under the Securities Exchange Act of 1934, provides for the determination of beneficial owners of securities. That rule includes as beneficial owners of securities, any person who directly or indirectly has, or shares, voting power and/or investment power with respect to such securities. Rule 13d-3 also includes as a beneficial owner of a security any person who has the right to acquire beneficial ownership of such security within sixty days through any means, including the exercise of any option, warrant or conversion of a security. Any securities not outstanding which are subject to such options, warrants or conversion privileges are deemed to be outstanding for the purpose of computing the percentage of outstanding securities of the class owned by such person. Those securities are not deemed to be outstanding for the purpose of computing the percentage of the class by any other person. Included in this table are only those derivative securities that have exercise prices which it is reasonable to believe could be “in the money” within the next sixty days.

Certain Relationships and Related Transactions

There have been no material transactions, series of similar transactions or currently proposed transactions during the past fiscal year, to which we or any of our subsidiaries was or is to be a party, in which the amount involved exceeds $60,000 and in which any director or executive officer or any security holder who is known to the Company to own of record or beneficially more than 5% of the Company’s common stock, or any member of the immediate family of any of the foregoing persons, had a material interest.

Meetings of the Board

During 2005, the Board of Directors held eleven regular and special meetings. All of the incumbent directors attended at least seventy-five percent of the meetings held during the period for which they have been directors.  All of the incumbent directors attended at least seventy-five percent of the committee meetings for which each respective member served upon for the period during which they have been directors.

Board Committees

Our Board of Directors has established three committees: the Audit Committee, the Compensation Committee, and the Nominating Committee. Although we are not required to have a separate Compensation Committee or Nominating Committee, we have determined that it is in the best interests of the Company to maintain an independent Compensation Committee and an independent Nominating Committee.

Audit Committee

Messrs. Lendrum, Miller and Strauch serve on our Audit Committee, all of whom are “independent” under the standards of the American Stock Exchange. Mr. Lendrum, chairman of the Audit Committee, is an “Audit Committee financial expert,” as defined under the rules of the SEC. The Audit Committee recommends to the Board of Directors the independent registered public accounting firm to audit our financial statements and oversees the annual audit. The Audit Committee also approves any other services provided by public accounting firms. The Audit Committee provides assistance to the Board of Directors in fulfilling its oversight responsibility to the shareholders, the investment community and others relating to the integrity of our financial statements, our compliance with legal and regulatory requirements, the independent registered public accounting firm’s qualifications and independence and the performance of our internal audit function. The Audit Committee oversees our system of disclosure controls and procedures and system of internal controls regarding financial, accounting, legal compliance and ethics that management and the Board of Directors have established. In doing so, it will be the responsibility of the Audit Committee to maintain free and open communication between the Audit Committee and our independent registered public accounting firm, the internal accounting function and management of the Company. Additionally, the Audit Committee will provide oversight to the process of determining our estimated reserves and will utilize independently engaged experts as necessary.

Our Audit Committee met four times during 2005. Each member of the Audit Committee was present at all meetings. See the report of the Audit Committee in this proxy statement. A copy of our Audit Committee’s adopted charter is attached hereto as Appendix A.

Compensation Committee

Messrs. Strauch, Miller and Gray serve on the Compensation Committee of our Board, all of whom are “independent” under the standards of the American Stock Exchange. Additionally, each member of the Compensation Committee qualifies as a “non-employee director” under Rule 16b-3 of the Securities Exchange Act of 1934 and an “outside director” under Section 162(m) of the Internal Revenue Code.  The Chairman of the Compensation Committee is Mr. Strauch. The Compensation Committee reviews the compensation and benefits of our executive officers, establishes and reviews general policies related to our compensation and benefits and administers our 2005 Long-Term Incentive Plan. Under the Compensation Committee charter, the Compensation Committee will determine the compensation of our CEO. Prior to August 2, 2005, the Company did not have a separate Compensation Committee because of the early stage of the Company’s activities since the Merger with Navidec, Inc.  Our Compensation Committee did not meet in 2005, and there were no salary adjustments or compensation awards in 2005 since the formation of the Compensation Committee. See the report of the Compensation Committee in this proxy statement. A copy of our Compensation Committee’s adopted charter is attached hereto as Appendix B.

Nominating Committee

Messrs. Miller, Strauch and Gray, all of whom are “independent” under the standards of the American Stock Exchange, serve on the Nominating Committee of our Board of Directors. The Chairman of the Nominating Committee is Mr. Miller. The Nominating Committee assists our Board of Directors by identifying and reviewing individuals, including candidates recommended by shareholders, qualified to become members of our Board of Directors, consistent with its approved criteria, recommending director nominees for election at the annual meeting of our shareholders or for appointment to fill vacancies, and advising our Board of Directors about the appropriate composition of our Board of Directors and its committees. The Committee also develops and recommends to our Board of Directors corporate governance principles and practices and assists in its implementing them. The Nominating Committee is to conduct a regular review of our corporate governance principles and practices and to recommend to our Board of Directors any additions, amendments or other changes. The Nominating Committee is to evaluate and make an annual report concerning the performance of our Board of Directors, the Nominating Committee’s performance and our senior management’s performance with respect to corporate governance matters. Our Nominating Committee was established effective on August 2, 2005. Our Nominating Committee did not meet in 2005. A copy of our Nominating Committee’s adopted charter is attached hereto as Appendix C.

Audit Committee Report

The Audit Committee has reviewed and discussed the Company’s audited financial statements for the year ended December 31, 2005 with the Company’s independent auditors and with members of management.

Management is responsible for the Company’s internal controls and the financial reporting process.  The Company’s independent auditor is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon.  The Audit Committee’s responsibility is to monitor and oversee these processes.

In this context, the Audit Committee has met and held discussions with the Company’s management and its independent auditor, Johnson Miller & Co., CPA’s PC.  Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted U.S. accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and Johnson Miller & Co., CPA’s PC.  The Audit Committee discussed with Johnson Miller & Co., CPA’s PC matters required to be discussed by Statements on Auditing Standards No. 61 (Communication with Audit Committees).

Johnson Miller & Co., CPA’s PC also provided to the Audit Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees.”  The Audit Committee discussed the firm’s independence with Johnson Miller & Co., CPA’s PC.

Based on and in reliance upon the reviews and discussions referred to above, the Audit Committee recommended that the audited consolidated financial statements be included in the Company’s Annual Report on Amendment No. 2 to Form 10-KSB for the year ended December 31, 2005.

Submitted by the Audit Committee of the Board of Directors.

John J. Lendrum, III
E. Barger Miller, III
Dennis G. Strauch

Compensation Committee Report

The purpose of the Compensation Committee is to carry out the Board of Directors’ overall responsibility relating to the compensation of the Company’s executive officers and senior management.  The goal of the Compensation Committee’s policies on executive compensation is to ensure that an appropriate relationship exists between executive compensation and the creation of shareholder value, while at the same time attracting, motivating and retaining executives.  In furtherance of this purpose, the Compensation Committee has the following duties and responsibilities with respect to executive compensation:

•      Annually review and approve the Company’s corporate goals and objectives relevant to the compensation of the Chief Executive Officer, the Company’s other executive officers and senior management;

•      Evaluate the performance of the Company’s executive officers and senior management in light of such goals and objectives;

•      Determine and approve the executive officers’ and senior management’s annual salary and other cash and equity compensation based on this evaluation; and

•      Determine and approve the long-term incentive component of the Chief Executive Officer’s compensation based on the Company’s performance and the relative shareholder return, the value of similar incentive awards to Chief Executive Officers at comparable companies, the awards given to the Company’s Chief Executive Officer in the past years, and other criteria established by the Committee.

In light of the fact that the Company did not have a separate Compensation Committee until August 2, 2005 because of the early stage of the Company’s activities since the Merger with Navidec, Inc., the Compensation Committee did not meet during 2005.  There were no salary adjustments or compensation awards in 2005 after the formation of the Compensation Committee.

Submitted by the Compensation Committee of the Board of Directors.

Dennis G. Strauch
E. Barger Miller, III
Gordon Gray

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

The members of the Compensation Committee are set forth above. There were no committee interlocks or insider participation in compensation decisions in 2005.

Directors and Executive Officers

The following table sets forth the names of our directors and executive officers, along with their positions and ages, as of October 27, 2006. All directors have served since their appointment in September 2004, except for Messrs. Lendrum, Miller and Strauch, who were appointed as directors in July 2005.

Name	Age	Position
Dr. Fernando Zúñiga y Rivero	79	Chairman of the Board
Manuel Pablo Zúñiga-Pflücker	45	Chief Executive Officer, President, and Director
Frederic Briens	47	Chief Operating Officer
Edward G. Caminos (1)	43	Chief Financial Officer, Corporate Controller
Gordon Gray	53	Director
John J. Lendrum, III	55	Director
E. Barger Miller, III	68	Director
Dennis G. Strauch	58	Director

(1)    Appointed as interim Chief Financial Officer effective June 15, 2006.

Dr. Zúñiga y Rivero is the father of the Company’s President, CEO and Director, Mr. Zúñiga-Pflücker. There are no other family relationships between any directors or executive officers of the Company. Set forth below are brief descriptions of the recent employment and business experience of the officers and directors of the Company.

Dr. Fernando Zúñiga y Rivero, Chairman of the Board.  See description of Dr. Zúñiga y Rivero’s employment and business experience under Proposal One, Election of Directors, below.

Manuel Pablo Zúñiga-Pflücker, President, Chief Executive Officer and Director. See description of Mr. Zúñiga-Pflücker’s employment and business experience under Proposal One, Election of Directors, below.

Frederic Briens, Chief Operating Officer.  Mr. Briens joined BPZ as Vice President of Engineering in December 2004 and was named Chief Operating Officer in May 2005. From 2002 through 2004, Mr. Briens served as Geosciences and Business Development Manager for Perenco in Venezuela. From 1999 to 2002, Mr. Briens was the Chief Reservoir Engineer for Lundin Petroleum in Switzerland. Mr. Briens is a petroleum engineer with over 20 years of operating experience in international oil and gas projects spanning the globe. He has also served in senior technical and operating positions with Conoco, Schlumberger and Chevron. Mr. Briens holds an M.S. and a Ph.D. in petroleum engineering from Texas A&M University, an MBA from Colorado State University and an engineering degree from Ecole Centrale de Paris.  Mr. Briens was a co-founder of BPZ & Associates, Inc., a predecessor to the Company, in 1989.

Edward G. Caminos, Interim Chief Financial Officer and Corporate Controller.  Mr. Caminos was appointed as interim Chief Financial Officer of the Company, effective June 15, 2006.  Mr. Caminos has served as Corporate Controller of the Company since January 2005. Prior to joining the Company, Mr. Caminos served as Director Financial Reporting for the Americas Division at Duke Energy from June 2004 to January 2005. From February 2001 to May 2004, Mr. Caminos served as Financial Reporting Manager and interim Controller for the Europe Division, prior to its sale, at Reliant Energy.

Gordon Gray, Director.  See description of Mr. Gray’s employment and business experience under Proposal One, Election of Directors, below.

John J. Lendrum, III, Director.  See description of Mr. Lendrum’s employment and business experience under Proposal One, Election of Directors, below.

E. Barger Miller, III, Director.  See description of Mr. Miller’s employment and business experience under Proposal One, Election of Directors, below.

Dennis G. Strauch, Director.  See description of Mr. Strauch’s employment and business experience under Proposal One, Election of Directors, below.

Executive Compensation

This section sets out the annual compensation paid during the year ended December 31, 2005 and the two prior fiscal years to our Chief Executive Officer and any other executive officers who received annual compensation in excess of $100,000 during the last fiscal year.

SUMMARY COMPENSATION TABLE

					Long Term Compensation
		Annual Compensation			Awards		Payouts
	Fiscal			Other Annual	Restricted Stock	Securities Underlying	LTIP	All Other
Name and Principal Position	Year Ending	Salary ($)	Bonus ($)	Compensation ($)	Awards ($)	Options/SARS (#)	Payouts ($)	Compensation ($)
Dr. Fernando Zúñiga y Rivero	2005	$120,000	—	—	—	—	—	—
Chairman of the Board	2004	40,000	—	—	—	—	—	—
	2003	—	—	—	—	—	—	—

Manuel Pablo Zúñiga-Pflücker	2005	$120,000	—	—	—	—	—	—
President, Chief Executive	2004	40,000	—	—	—	—	—	—
Officer and Director(a)	2003	—	—	—	—	—	—	—

Frederic Briens	2005	$120,000	—	—	$1,980,000	—	—	—
Chief Operating Officer(b)	2004	20,000	—	—	—	—	—	—
	2003	—	—	—	—	—	—	—

Randall D. Keys	2005	$90,000	—	—	$1,980,000	—	—	—
Chief Financial Officer(c)	2004	—	—	—	—	—	—	—
	2003	—	—	—	—	—	—	—

Thomas Kelly	2005	—	—	—	—	—	—	—
Former Chief Executive Officer,	2004	—	—	—	—	—	—	(d)
Chief Financial Officer and Director(d)	2003	—	—	—	—	—	—	—

(a)    Mr. Zúñiga-Pflücker has been President and a Director of the Company since the Merger with Navidec, Inc. in September 2004. He was named Chief Executive Officer in May 2005.

(b)    Mr. Briens was hired as Vice President of Engineering in December 2004 and was named Chief Operating Officer in May 2005.  Mr. Briens received a restricted stock award of 450,000 shares valued at $4.40 per share, which was the closing market price of our common stock on the date of grant.  This restricted stock award vests in three equal annual installments beginning on May 16, 2006.  As of December 31, 2005, the unvested restricted shares had a value of $1,912,500, based on our closing market price of $4.25 per share.

(c)    Mr. Keys served as a financial consultant from October 2004 through May 2005 at which time he was appointed Chief Financial Officer of the Company.  Prior to his appointment as Chief Financial Officer, Mr. Keys received total consulting fees of $108,300 and 15,000 shares of common stock valued at $63,750.  Mr. Keys received a restricted stock award of 450,000 shares valued at $4.40 per share, which was the closing market price of our common stock on the date of grant.  This restricted stock award vests in three equal annual installments beginning on May 16, 2006.  As of December 31, 2005, the unvested restricted shares had a value of $1,912,500, based on our closing market price of $4.25 per share. Mr. Keys resigned from all positions with the Company and its subsidiaries effective June 15, 2006, thus forfeiting his remaining 300,000 unvested restricted shares.

(d)    Mr. Kelly was Chief Executive Officer and Chief Financial Officer of the Company from the Merger with Navidec, Inc. in September 2004 until May 2005, when he was succeeded by Mr. Zúñiga-Pflücker and Mr. Keys, respectively. Mr. Kelly continued as a Director of the Company until March 3, 2006. See discussion of stock awarded to Mr. Kelly prior to the Merger in “Officer Compensation and Employment Agreements or Arrangements” below.

OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

The following table sets forth information concerning the Company’s grant of options to purchase shares of the Company’s common stock and stock appreciation rights (“SARs”) during the fiscal year ended December 31, 2005 to the Company’s Chief Executive Officer and to any other executive officers who earned more than $100,000 during the fiscal year ended December 31, 2005:

Name	Number Of Securities Underlying Options/SARs Granted (#)	Percent Of Total Options/SARs Granted To Employees in Fiscal Year	Exercise Or Base Price ($/SH)	Expiration Date
Dr. Fernando Zúñiga y Rivero	—	—	—	—
Manuel Pablo Zúñiga-Pflücker	—	—	—	—
Frederic Briens	—	—	—	—
Randall D. Keys	—	—	—	—
Thomas Kelly	—	—	—	—

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
AND YEAR-END OPTION/SAR VALUES

The following table contains information with respect to the exercise of options to purchase shares of common stock during the fiscal year ended December 31, 2005 by the Company’s Chief Executive Officer and any other executive officers who earned more than $100,000 during the fiscal year ended December 31, 2005:

Name	Shares Acquired On Exercise (#)	Value Realized ($)	Number Of Unexercised Securities Underlying Options/SARs At Year End (#) Exercisable/ Unexercisable	Value Of Unexercised In The-Money Option/SARs At Year End ($) Exercisable/ Unexercisable
Dr. Fernando Zúñiga y Rivero	—	—	—	—
Manuel Pablo Zúñiga-Pflücker	—	—	—	—
Frederic Briens	—	—	—	—
Randall D. Keys	—	—	—	—
Thomas Kelly	—	—	—	—

LONG-TERM INCENTIVE PLANS—AWARDS IN LAST FISCAL YEAR

The following table contains information with respect to the awards made to the Company’s Chief Executive Officer and to any other executive officers who earned more than $100,000 during the fiscal year ended December 31, 2005 under the Company’s Long-Term Incentive Plans during the fiscal year ended December 31, 2005:

	Number Of Shares, Units	Performance Or Other Period Until	Estimated Future Payouts Under Non-Stock Price-Based Plans
Name	Or Other Rights (#)	Maturation Or Payout	Threshold (#)	Target (#)	Maximum (#)
Dr. Fernando Zúñiga y Rivero	—	—	—	—	—
Manuel Pablo Zúñiga-Pflücker	—	—	—	—	—
Frederic Briens (a)	225,000	12/28/2007	225,000	225,000	225,000
Randall D. Keys (a)	225,000	12/28/2007	225,000	225,000	225,000
Thomas Kelly	—	—	—	—	—

(a)   Messrs. Briens and Keys each received a contingent incentive stock award of 225,000 shares, which are issuable once the Company is entitled to receive as its proportionate share from gross production from any oil and gas wells owned or operated by the Company not less than 2,000 barrels of oil per day or its equivalent (approximately 12 million cubic feet of gas per day) prior to December 28, 2007.  This vesting provision is the same as the second earn-out target under the Merger Agreement with Navidec, Inc.  As Mr. Keys resigned from all positions with the Company and its subsidiaries effective June 15, 2006; thus the 225,000 unvested contingent incentive stock award was forfeited.

Long-Term Incentive Plan

The BPZ Energy, Inc. 2005 Long-Term Incentive Compensation Plan (“LTIP”) reserves 4,000,000 shares of common stock for awards under the plan. Of such amount, no more than 1,600,000 shares in the aggregate shall be eligible for the issuance of designated stock-based incentives, including performance shares, stock grants, restricted stock grants and other designated stock-based incentives.  As of December 31, 2005, we had issued restricted stock awards totaling 1,120,000 shares and had 2,880,000 shares available for future awards under the LTIP, of which 480,000 are available for issuance of designated stock-based incentives.

In connection with the Merger, BPZ assumed the Navidec 2004 Stock Option Plan (the “Navidec Plan”), which provided for the issuance of up to a maximum of three million shares of no par value common stock covered by this plan. Subsequent to the Merger with Navidec, Inc., the Company discontinued the Navidec Plan, and no further options were granted under the Navidec Plan. As of December 31, 2005, there were 653,652 remaining stock options outstanding under the Plan, all of which are fully vested and expire on September 10, 2007.

Officer Compensation and Employment Agreements or Arrangements

We have no employment agreements with any of our executive officers. Each of our named executive officers receives a base salary of $120,000 per year, except that effective October 1, 2006, Mr. Zúñiga-Pflücker receives a base salary of $180,000. Each of our named executive officers is eligible for cash bonus compensation at the discretion of the Board of Directors, but there is no formal plan covering such bonuses, nor were any bonuses paid for the fiscal year ended December 31, 2005.  The Board has not made a formal decision with regard to any bonus compensation for the year ending December 31, 2006.

Mr. Kelly, the former Chief Executive Officer and a Director of the Company, did not draw any salary from the Company during 2005, including periods prior to and after the consummation of the Merger with Navidec. Prior to the Merger, BPZ-Texas issued 1,683,236 shares of common stock to Mr. Kelly as compensation for financial advisory services in arranging the merger with Navidec, assisting with the private placement, and helping the Company identify potential financing sources. Mr. Kelly also provided certain letter of credit guarantees in favor of the Company.  In addition, Mr. Kelly received 1,782,250 shares of common stock under the first earn-out provisions of the Merger Agreement with Navidec, Inc., and is entitled to receive additional earn-out shares, when and if they are issued, on a proportionate basis with the other pre-Merger shareholders of BPZ-Texas.

Director Compensation

There are currently no arrangements to pay any cash compensation, such as annual retainer or meeting fees to Directors. Directors are entitled to receive reimbursement for reasonable direct expenses incurred in attending meetings of the Board of Directors. During 2004, there were no payments of director fees to any of the Directors. In July 2005, the Company approved a grant of 50,000 shares of restricted common stock, vesting at the end of two years from the date of grant, to each of the Company’s three newly appointed independent directors, Messrs. Lendrum, Miller and Strauch.

Performance Graph

The following graph compares the cumulative total shareholder return for the Company’s common stock to that of (i) the Russell 2000 Stock Index, and (ii) a Company peer group of five independent oil and gas exploration companies selected by us, for the period indicated as prescribed by the SEC’s rules. The companies in our selected peer group are Transmeridian Exploration, Inc., Contango Oil & Gas, Co, Harvest Natural Resources, Inc., Far East Energy Corp, and Carrizo Oil & Co Inc.  “Cumulative total return” is defined as the change in share price during the measurement period, plus cumulative dividends for the measurement period (assuming dividend reinvestment), divided by the share price at the beginning of the measurement period. The graph assumes $100 was invested on January 1, 2001 in our common stock, the Russell 2000 Stock Index and a Company peer group.

	2001	2002	2003	2004	2005
BPZ Energy, Inc.	$16	$93	$47	$156	$174
Russell 2000 Stock Index	102	79	117	135	140
Peer Group Composite	53	70	102	141	192

Communications with the Board of Directors

Shareholders who would like to contact the Board of Directors or specified individual directors on a confidential basis may do so by sending a written communication to the attention of the Corporate Secretary, BPZ Energy, Inc., 580 Westlake Park Boulevard, Suite 525, Houston, Texas 77079.

The Company currently has no formal policy with respect to Board members’ attendance at annual meetings.  All of the directors attended the Company’s annual meeting in 2005.

Code of Ethics

The Company has adopted a code of ethics for its executive officers that relates to standards that are reasonably designed to deter wrongdoing and to promote:

(1)           Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)           Full, fair, accurate, timely and understandable disclosure in reports and documents that are filed with, or submitted to, the SEC and in other public communications made by an issuer;

(3)           Compliance with applicable governmental laws, rules and regulations;

(4)           The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)           Accountability for adherence to the code.

The Company’s Code of Ethics for Executive Officers is available as Exhibit 14.1 to Form 10-KSB/A for the year ended December 31, 2005, filed with the SEC on September 26, 2006.

Section 16(A) - Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities and Exchange Act of 1934, as amended, requires our officers and directors, as well as persons who own more than ten percent (10%) of a registered class of the Company’s equity securities to file initial reports of beneficial ownership on Form 3 and changes in ownership on Forms 4 or 5 with the SEC.  Such executive officers, directors and 10% shareholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file.

To our knowledge, all reports which were required to be filed pursuant to Section 16(a) of the Exchange Act were filed on a timely basis, except for Dr. Fernando Zúñiga y Rivero, who inadvertently filed one report late.

PROPOSAL ONE
ELECTION OF DIRECTORS

Currently, the Company’s Board of Directors is composed of six directors, Dr. Fernando Zúñiga y Rivero, Manuel Pablo Zúñiga-Pflücker, Gordon Gray, John J. Lendrum, III, E. Barger Miller, III, and Dennis G. Strauch.  At the Annual Meeting, six directors are to be elected, each of whom will serve until the 2007 Annual Meeting and until his successor is duly elected and qualified.  The persons named as official proxies on the enclosed proxy card intend to vote FOR the election of each of the six nominees listed below, unless authority to vote is withheld or otherwise instructed.

The Board has nominated and the official proxy holders will vote to elect the following individuals as members of the Board of Directors:  Dr. Fernando Zúñiga y Rivero, Manuel Pablo Zúñiga-Pflücker, Gordon Gray, John J. Lendrum, III, E. Barger Miller, III, and Dennis G. Strauch.  Each nominee has consented to be nominated and to serve if elected.

Information about the Nominees

The nominees and their positions and ages are as follows.  All directors have served since their appointment in September 2004, subsequent to the Merger with Navidec, Inc., except for Messrs. Lendrum, Miller and Strauch, who were appointed as directors in July 2005.

Name	Age	Position
Dr. Fernando Zúñiga y Rivero	79	Chairman of the Board
Manuel Pablo Zúñiga-Pflücker	45	Chief Executive Officer, President, and Director
Gordon Gray	53	Director
John J. Lendrum, III	55	Director
E. Barger Miller, III	68	Director
Dennis G. Strauch	58	Director

Dr. Zúñiga y Rivero is the father of the Company’s President, CEO and Director, Mr. Zúñiga-Pflücker. There are no other family relationships between any directors or executive officers of the Company. Set forth below are brief descriptions of the recent employment and business experience of the officers and directors of the Company.

Dr. Fernando Zúñiga y Rivero, Chairman of the Board.  Dr. Zúñiga y Rivero became Chairman of the Board of BPZ upon consummation of the Merger with Navidec, Inc. in September 2004. Immediately prior to the Merger and since 1996, he served as Chairman of BPZ & Associates Inc., the former parent company of BPZ — Texas, which has been inactive subsequent to the Merger. Dr. Zúñiga y Rivero was also Energy Division project officer of The World Bank, where he planned and implemented exploration promotion projects in 58 countries, primarily in East and West Africa, Eastern Europe, Southeast Asia and Latin America from 1979 to 1996. Dr. Zúñiga y Rivero has fifty years of experience in the international energy industry starting as an exploration geologist, biostratigrapher, and exploration head of an Exxon affiliate in Peru where he was responsible for crude oil findings in five fields producing from Paleozoic rocks; and continuing as exploration production manager, integrated operations manager, general manager, and ultimately serving as Chairman and CEO of Petroleos del Peru, the national oil company of Peru and was responsible for discovery of five large oilfields (with over 2.5 billion barrels of reserves) in the Amazon jungle of Peru. Dr. Zúñiga y Rivero holds a B.S., a Geological Engineering degree and a Ph.D. in Geology from the University of San Augustin, Peru, and he conducted postgraduate studies at the University of California, Los Angeles. In April 2005, Dr. Zúñiga y Rivero became a director of Transmeridian Exploration, Inc., a public oil and gas company with operations in Kazakhstan.

Manuel Pablo Zúñiga-Pflücker, President, Chief Executive Officer and Director.  Mr. Zúñiga-Pflücker became President and Director of BPZ upon consummation of the Merger with Navidec, Inc. in September 2004 and in May 2005 assumed the additional title of Chief Executive Officer. Immediately prior to the Merger and since its formation in 2001, Mr. Zúñiga-Pflücker served as President of BPZ — Texas. Mr. Zúñiga-Pflücker also served as President of BPZ & Associates, Inc., the former parent company of BPZ — Texas, from 1989 until its Merger with Navidec, Inc. in September 2004, at which time BPZ & Associates, Inc. became inactive. Mr. Zúñiga-Pflücker began his career with Occidental Petroleum Corporation. Mr. Zúñiga-Pflücker has spent the past 20 years in the international oil and gas business, and he has been involved in projects throughout Latin America and other areas of the world ranging from exploitation of marginal oil and gas fields to frontier exploration projects. He has also focused on the creative development of natural gas fields utilizing power generation and gas to liquids technology. He holds a B.S. in mechanical engineering from the University of Maryland as well as an M.S. in petroleum engineering from Texas A&M University.

Gordon Gray, Director.  Mr. Gray became a Director of BPZ upon consummation of the Merger with Navidec, Inc. in September 2004. Since 1982, Mr. Gray has served as President of Allied Crude Purchasing, Inc., a privately owned transportation company, which purchases crude oil at the well site and transports it by truck or pipeline to sales points throughout Texas and Eastern New Mexico. Mr. Gray has owned and operated oil production and oil field service businesses for over 30 years. His activities are centered in the Permian Basin area of West Texas.

John J. Lendrum III, Director.  Mr. Lendrum became a Director of BPZ in July 2005. Mr. Lendrum was appointed in April 2005 as President, Chief Operating Officer and a Director of Torch Energy Advisors Incorporated (“Torch”), a Houston-based company which specializes in the exploitation and development of oil and gas properties, mid-stream gas assets, and well servicing. From 1993 to 2005, Mr. Lendrum founded and served as President of Rockport Resources Capital Corporation, which focused on providing capital to the energy industry. During this period, he was also a principal in Star Natural Gas Company, a privately-held company with mid-stream natural gas assets. Previously, Mr. Lendrum served as Executive Vice President and Chief Financial Officer of Torch and in senior financial and business development roles with the Torch managed companies of Nuevo Energy Company, Energy Assets International and Bellwether Exploration. Mr. Lendrum began his career with the international public accounting firm of KPMG Peat Marwick, and he earned a BBA in Finance and completed his graduate studies in Accounting Theory at the University of Texas at Austin. Mr. Lendrum serves as Chairman of the Company’s Audit Committee.

E. Barger Miller III, Director.  Mr. Miller became a Director of BPZ in July 2005. Mr. Miller has served since 1990 as Chairman and CEO of E.B. Miller & Co., a privately held company which provides project planning and business development services for energy and power companies, primarily in Latin America. He was recently involved in a large power transaction in Ecuador and a downstream project in Bolivia. Mr. Miller has over 40 years of broad-based experience in the energy industry, including positions as CEO of Minden Oil & Gas, Inc., a public exploration and production company, and investment banking positions with Graber, Miller, Ronn & Co. and Charterhouse Japhet. He began his career with Exxon Corporation. Mr. Miller holds an MBA from Northwestern University and a B.S. in Chemistry, with a minor in Petroleum Engineering, from Stanford University. Mr. Miller serves as Chairman of the Company’s Nominating Committee.

Dennis G. Strauch, Director.  Mr. Strauch became a Director of BPZ in July 2005. Mr. Strauch has served since 2001 as Managing General Partner of Delmar Holdings, LP, a private firm which manages U.S. oil and gas properties. From 1992 to 2001, Mr. Strauch held various positions, including President and CEO, with Zarara Oil and Gas Limited and its predecessors. Zarara, a publicly traded company in the US and UK, had international oil and gas operations in Africa, the

Middle East, the Far East and South America. Mr. Strauch has over 30 years experience in the oil and gas industry with extensive international and domestic technical experience in the areas of acquisitions, reservoir engineering and economic evaluations. He began his career with Schlumberger and has served in senior management and technical positions with ARAMCO, Petro-Lewis, Whiting Petroleum and Geodyne Resources. Mr. Strauch holds an MBA from the University of Denver and a degree in Geophysics from the Colorado School of Mines. He is a Registered Professional Engineer in the State of Colorado. Mr. Strauch serves as Chairman of the Company’s Compensation Committee.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE ELECTION OF ALL OF THE NOMINEES TO SERVE AS DIRECTORS OF THE COMPANY.

PROPOSAL TWO
RATIFICATION OF JOHNSON MILLER & CO., CPA’S PC AS THE COMPANY’S INDEPENDENT PUBLIC
ACCOUNTANTS

The Board of Directors of the Company has approved and is recommending to shareholders of the Company’s Common Stock a proposal to ratify the appointment of Johnson Miller & Co., CPA’s PC as the Company’s independent public accountants.

On November 17, 2004, the Company (formerly Navidec, Inc.) engaged Johnson Miller & Co., CPA’s PC to replace Hein & Associates LLP as the Company’s independent public accountants to audit the Company’s financial statements for the year ended December 31, 2004.  Johnson Miller & Co., CPA’s PC had been the independent public accountants of BPZ Energy, Inc. (a Texas corporation and wholly-owned subsidiary of the Company) for the years ended December 31, 2002 and 2003.  Hein & Associates LLP was dismissed as the Company’s independent public accountants on the same date.  The Company’s Board of Directors approved the change in the Company’s independent public accountants.

The independent public accountant’s report of Hein & Associates LLP dated March 13, 2004 for the Company’s financial statements for the year ended December 31, 2003 did not contain an adverse opinion or a disclaimer of opinion, and was not modified as to audit scope or accounting principles.  However, the report did contain an explanatory fourth paragraph related to uncertainty about the ability of Navidec Inc. to continue as a going concern.

The Company did not have any disagreements with Hein & Associates LLP during their engagement as the Company’s independent public accountants.

Johnson Miller & Co., CPA’s PC audited the Company’s financial statement for the years ended December 31, 2005, 2004 and 2003.  Representatives from Johnson Miller & Co., CPA’s PC are expected to attend the Annual Meeting.  Additionally, they will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

Vote Required

The vote required to approve the proposal to ratify the selection of Johnson Miller & Co., CPA’s PC as the Company’s independent public accountants is the affirmative vote of the holders of a majority of the votes cast at the Annual Meeting. Each holder of common stock is entitled to one (1) vote for each share held.

Recommendation of the Board of Directors

THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE RATIFICATION OF JOHNSON MILLER & CO., CPA’S PC AS THE COMPANY’S INDEPENDENT PUBLIC ACCOUNTANTS.

Principal Accountant Fees and Services

Johnson Miller & Co., CPA’s PC has acted as independent certified public accountants for the Company since November 17, 2004, and has been selected by the Board to serve again in that capacity for 2006.  The following table lists the aggregate fees and costs billed by Johnson Miller & Co., CPA’s PC for 2004 and 2005 services identified below:

	Amount Billed
	2004		2005

Audit Fees	$72,445		$139,035
Audit-Related Fees	34,719	(a)	9,027	(b)
Tax Fees	—		—
All Other Fees	—		—

Total	$107,164		$148,062

(a)           Audit-related fees for 2004 consist of:

•      out-of-pocket expenses;

•      planning meetings;

•      private placement memorandum and related pro forma financial statements; and

•      attendance at the annual shareholders’ meeting.

(b)           Audit-related fees for 2005 consist of:

•      out-of-pocket expenses.

The Board’s policy is to prohibit the independent auditor from providing any non-audit services unless the service is permitted under applicable law and is pre-approved by the audit committee or the full Board if there is no separate audit committee.

During the fiscal year ended 2005, the Board approved all of the “audit related fees.”  The Board considered whether the provision of non-audit services by Johnson Miller & Co., CPA’s PC is compatible with maintaining their independence and concluded that the provision of such services does not impair their independence.

Shareholder Proposals

If you want the Company to consider including a proposal in next year’s proxy statement, you must submit the proposal in writing to our Corporate Secretary, BPZ Energy, Inc., 580 Westlake Park Boulevard, Suite 525, Houston, Texas 77079, no later than 5:00 pm on March 4, 2007.

Other Matters

Neither we nor any of the persons named as proxies know of any matters other than those described above to be voted on at the 2006 Annual Meeting.  However, if any other matters are properly presented at the Annual Meeting, it is the intention of the persons named as proxies to vote in accordance with their judgment on these matters, subject to the discretion of the Board of Directors.

A copy of our Annual Report on Form 10-KSB/A for the year ended December 31, 2005, accompanies this proxy statement, but it is not to be deemed a part of the proxy soliciting material.

Shareholders may obtain additional copies of our current Annual Report on Form 10-KSB/A without charge by writing to our Corporate Secretary at BPZ Energy, Inc., 580 Westlake Park Boulevard, Suite 525, Houston, Texas 77079. Our Annual Report on Form 10-KSB/A and other filings with the SEC may also be accessed through our website at www.bpzenergy.com or the SEC’s website at www.sec.gov.

By order of the Board of Directors,

/s/ Dr. Fernando Zúñiga y Rivero
Dr. Fernando Zúñiga y Rivero
Chairman of the Board

Appendix A

BPZ ENERGY, INC.

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

CHARTER

Adopted by the Company’s Board of Directors on April 14, 2006

1.0    Purpose

The Audit Committee shall provide assistance to the Board of Directors in fulfilling its responsibility to the Company and its stockholders relating to its oversight of management and its auditors in respect of corporate accounting, financial reporting practices, and the quality and integrity of the financial reports of the Company, including the Company’s compliance with legal and regulatory requirements, the independent auditor’s qualifications, independence and performance, the performance of the Company’s internal audit function, when established and the preparation of the report required by the rules of the Securities and Exchange Commission (“SEC”) to be included in the Company’s annual proxy statement.

It is not the role of the Audit Committee to plan or conduct audits, to guarantee the accuracy or quality of the Company’s financial statements or to determine that the financial statements are in accordance with generally accepted accounting principles and applicable laws and regulations. These are the responsibilities of management, its internal auditors and the independent auditors. It is the responsibility of the Audit Committee to maintain regular and open communication among the directors, the independent auditors, the internal auditor, if any, and the financial management of the Company.

2.0    Organization and Independence

2.1    Appointment and Number of Members

The Audit Committee will be comprised of at least three independent directors.  In accordance with the Company’s bylaws, the Audit Committee members shall be selected by the Board of Directors.  In addition, subject to any requirements of the listing standards, the Board may appoint and remove committee members as warranted. Committee members will serve for such terms as the Board may fix, and in any case at the Board’s will, whether or not a specific term is fixed.

2.2    Independence

All Audit Committee members must be “independent directors”. To be considered “independent”, the member, and the compensation received by such member, must satisfy the requirements of all applicable rules and regulations relative to audit committee independence, as defined by the SEC and the applicable listing standards.

2.3    Financial Qualifications

The members of the Audit Committee shall possess such degree of financial or accounting literacy as may be required by law or by the regulations of the SEC, as the Board of Directors interprets such qualification in its business judgment. At all times there must be at least one committee member who, as determined by the Board, meets the requirement of the listing standards by having the finance, accounting or comparable experience or background, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities, which results in the individual’s financial expertise.  In addition, the committee must annually evaluate, and report to the company on timely basis to enable the company to disclose under applicable SEC rules, whether or not at least one committee member is an audit committee financial expert as defined in the SEC rules.

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3.0    Powers

The Audit Committee shall have the sole authority to appoint or replace the outside auditors. To the extent required by applicable law or regulation: (i) the Audit Committee will be directly responsible for the appointment, compensation and oversight of the independent auditor (including the resolution of any disagreements between management and the independent auditor regarding financial reporting), (ii) the independent auditor shall report directly to the Audit Committee, (iii) the Audit Committee shall approve in advance all auditing services (including comfort letters and statutory audits) performed by the independent auditors, (iv) the Audit Committee shall approve in advance all non-audit services performed by the independent auditors, and (v) all non-audit services to be performed by the independent auditor shall be disclosed. The Committee may delegate to one or more members of the committee who are independent directors the authority to grant pre-approvals required by this subsection, and the decisions of the member to whom this authority is delegated shall be presented to the Audit Committee at the next scheduled meeting of the committee. The independent auditors may not perform for the Company any services that are prohibited by law or regulation. The foregoing requirements do not preclude the committee from obtaining the input of management, but these responsibilities may not be delegated to management. The Board of Directors and management may communicate with the independent auditor at any time they deem it appropriate.

The Audit Committee shall also have the sole authority to (a) appoint or replace the senior internal auditing executive, (b) appoint or replace any firm engaged to provide internal auditing services and (c) grant waivers to directors or executive officers from the code of ethics and business conduct contained in the Company’s corporate compliance procedures.

The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors.  The Company shall provide appropriate funding, as determined by the Audit Committee, for payment of compensation to the outside auditor for the purpose of rendering or issuing an audit report, to any advisors employed by the Audit Committee, and for any administrative expenses that are necessary or appropriate in carrying out the Audit Committee’s duties.

The Audit Committee shall have the power to (a) obtain and review any information that the Audit Committee deems necessary to perform its oversight functions and (b) conduct or authorize investigations into any matters within the Audit Committee’s scope of responsibilities.

The Audit Committee shall have the power to issue any reports or perform any other duties required by (a) the Company’s articles of incorporation or bylaws, (b) applicable law or (c) rules or regulations of the SEC, the Listing Exchange, or any other self-regulatory organization having jurisdiction over the affairs of the Audit Committee.

The Audit Committee shall have the power to consider and act upon any other matters concerning the financial affairs of the Company as the Audit Committee, in its discretion, may determine to be advisable in connection with its oversight functions.

4.0          Duties and Responsibilities

In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible in order to best react to changing conditions and to oversee management’s implementation of prudent corporate accounting and reporting policies.

4.1    Annual Statement from the Independent Auditor

The Audit Committee is responsible for obtaining from the independent auditor at least annually, a formal written statement delineating all relationships between the auditor and the Company, consistent with Independence Standards Board Standard No. 1. The Audit Committee shall be responsible for conferring with the independent auditor with respect to any disclosed relationships or services that may affect the objectivity and independence of the independent auditor and for recommending to the Board of Directors such appropriate action as may be necessary to satisfy itself as to the qualifications, performance and independence of the independent auditor.

To the extent required by law or regulation, the annual statement also shall describe: (i) the firm’s internal quality control procedures, (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by an inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and (iii) any steps taken to deal with any such issues.

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The Audit Committee will comply with all relevant laws and regulations relative to (i) rotation of independent auditors or independent audit personnel and (ii) the performance of services by an independent audit firm when a former employee of that firm currently serves as Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer or equivalent officer of the Company.

4.2    Risk Assessment and Accounting Controls

The Audit Committee will review with the independent auditors, the Company’s internal auditor, if any, and appropriate financial and accounting personnel the adequacy and effectiveness of the accounting and financial controls of the Company, and guidelines and policies to govern the process by which risk assessment and risk management is undertaken, and will elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable.

4.3    The Annual Audit

The Audit Committee will meet with the independent auditors and financial management of the Company to review the scope of the proposed audit plan for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

The Committee will regularly review with the independent auditor any audit problems or difficulties the auditor encountered in the course of the audit work, including any restrictions on the scope of the independent auditor’s activities or on access to requested information, and any significant disagreements with management, and management’s response.

In that regard, no officer or director of the Company, or any other person acting under the direction thereof, shall violate any law or regulation that prohibits fraudulently influencing, coercing, manipulating, or misleading any independent auditor engaged in the performance of an audit of the financial statements of the Company for the purpose of rendering such financial statements materially misleading.

4.4    Hiring Policies

The Audit Committee will set clear hiring policies for employees or former employees of the independent auditors.

4.5    Internal Controls Over Financial Reporting

In accordance with all relevant laws and regulations, the Audit Committee will review the internal audit controls of the Company, including the independence, reporting obligations, the proposed audit plans for the coming year, and the coordination of such plans with the independent auditors. The Audit Committee will receive as necessary notification of material adverse findings regarding internal controls over financial reporting.

4.6    Earnings Releases

The Audit Committee will discuss earnings press releases and financial information and earnings guidance provided to analysts and rating agencies, though this may be done generally (i.e., discussion of the types of information to be disclosed and the type of presentation to be made) and the Committee need not discuss in advance each earnings release or each instance in which the Company may provide earnings guidance.

4.7    Annual and Quarterly Financial Statements

The Audit Committee will discuss with management and the independent auditors the annual audited financial statements and the quarterly financial statements, including a discussion of all matters relevant thereto that are required to be discussed under any applicable law or regulation or that the Committee otherwise considers it desirable to discuss. This will include the matters about which Statement on Auditing Standards No. 61 requires discussion.  In addition, the independent auditor must timely report to the Audit Committee on all matters that are required to be reported under any applicable law or regulation or that the independent auditor otherwise considers it desirable to report.

Each report that contains financial statements (including annual and quarterly reports), and that is required to be prepared in accordance with (or reconciled to) generally accepted accounting principles and filed with the SEC, shall reflect or disclose all information required to be reflected or disclosed under any applicable law or regulation, and in a manner in accordance with such law or regulation.

3

The Audit Committee shall recommend to the Board of Directors whether the Company’s annual report on Form 10-K to be filed with the SEC should include the audited financial statements.

4.8    Separate Meetings

Periodically, the Committee shall meet separately with management, with the internal auditor, if any, and with the independent auditors. Among the items to be discussed in these meetings are the independent auditors’ evaluation of the Company’s financial, accounting, and auditing personnel, and the cooperation that the independent auditors receive during the course of the audit.

4.9    Proxy Report

The Audit Committee will prepare the report required by the rules of the SEC to be included in the Company’s annual proxy statement.

4.10    Succession Planning

The Audit Committee will review accounting and financial staffing and succession planning within the Company as necessary.

4.11   Reporting to the Board

The Committee will review the matters discussed at each Committee meeting with the Board of Directors. The Committee should review with the full Board any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the Company’s independent auditors, or the performance of the internal audit function.

4.12    Investigations

The Audit Committee will investigate any matter brought to its attention within the scope of its duties to the extent and in such manner as it considers appropriate (including confidential, anonymous submissions by employees of concerns regarding questionable accounting or auditing matters). The Committee will discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any employee complaints or published reports that raise material issues regarding the Company’s financial statements or accounting policies. The Company will follow all provisions of law or regulation that prohibit discipline of or discrimination against employees who report what they reasonably believe to be violations of any law, rule or regulation applicable to the Company.

4.13    Ethics Policy Compliance

The Audit Committee will review compliance with the Company’s Ethics Policy annually. To the extent required by applicable laws or regulations:

(A)    the Ethics Policy will continue to be applicable to senior financial officers of the Company, including its principal financial officer, and its controller or principal accounting officer, and to persons performing similar functions;

(B)    the Company immediately shall disclose, by means of the filing of an applicable SEC reporting form, dissemination by the Internet or by other electronic means, any waiver of or change in the Ethics Policy for such senior financial officers;

(C)    the Company’s Ethics Policy shall continue to include such standards as are reasonably necessary to promote: (1) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (2) full, fair, accurate, timely, and understandable disclosure in the periodic reports required to be filed by the Company; and (3) compliance with applicable governmental laws and regulations.

4.14    Related Party Transactions

It is the Company’s policy that it will not enter into any transactions required to be disclosed under Item 404 of the SEC’s Regulation S-K unless the Audit Committee or another independent body of the Board first reviews and approves the transactions.

4

 4.15    Legal Compliance

The Audit Committee will review compliance with the company’s legal compliance policy annually. The Committee will discuss with the Company’s outside counsel legal matters that may have a material impact on the company’s financial statements or compliance policies.

4.16    Review of the Committee Charter

The Audit Committee will review the Audit Committee Charter annually and include it in the company’s proxy statement as required by applicable law or regulation.

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Appendix B

BPZ ENERGY, INC.

COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

CHARTER

Adopted by the Company’s Board of Directors on April 14, 2006

I.              PURPOSE

The purpose of the Compensation Committee is to carry out the Board of Directors’ overall responsibility relating to the compensation of the Company’s executive officers and senior management.

II.            COMPOSITION

The Compensation Committee will be comprised of three or more directors selected by the Board and may be removed by the Board in its discretion. The Compensation Committee’s chairperson shall be designated by the Board.  Each member will meet the standards of independence or other qualifications required from time to time by the American Stock Exchange.  Each member must also qualify as a “non-employee director” under rule 16b-3 of the Securities and Exchange Commission (the “SEC”) and an “outside director” as defined by Section 162(m) of the Internal Revenue Code, and may not be part of a compensation committee interlock within the meaning of SEC Regulation S-K.  The Compensation Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, subject to any limitations or reporting requirements established by applicable law or the Company’s procedures.

III.           MEETINGS

The Compensation Committee will meet at least four times annually, or more frequently if the Committee determines it to be necessary.  The agenda for meetings will be prepared by the Committee chairperson with input from Committee members.  The Compensation Committee will maintain written minutes of all its meetings and provide a copy of all such minutes, in a timely fashion, to each member of the Board.

IV.           AUTHORITY AND RESPONSIBILITIES

The Compensation Committee will have the following authority and responsibilities:

1.             To review and approve on an annual basis the corporate goals and objectives relevant to the compensation of the CEO.

2.             To set the salary and other cash and equity compensation for the CEO.  In determining the long-term incentive component of the CEO’s compensation, the Committee should also consider the Company’s performance and the relative shareholder return, the value of similar incentive awards to CEOs at comparable companies, the awards given to the Company’s CEO in past years, and other criteria established by the Committee.

3.             To review and approve on an annual basis the evaluation process and compensation for the Company’s executive officers and senior management.

4.             To evaluate the performance of the Company’s executive officers and senior management and approve the annual salary and other cash and equity compensation for such executive officers.

5.             To provide oversight of management’s decisions concerning the performance and compensation of other company officers.

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6.             To review the Company’s incentive compensation and other stock-based plans and recommend changes in such plans to the board as needed.  The Committee shall exercise the authority of the board of directors with respect to the administration of such plans.

7.             To report on compensation with respect to the Company’s executive officers as required by the SEC to be included in the Company’s annual proxy statement.

8.             To oversee the regular and annual evaluation of the Company’s management including its Chief Executive Officer, Chief Financial Officer and other persons serving in the Company’s upper management ranks.

9.             To take such other actions and do other such things as may be referred to it from time to time by the Board.

The Compensation Committee shall have the authority to retain such compensation consultants, outside counsel and other advisors as the committee may deem appropriate in its sole discretion.  The Committee shall have sole authority to approve related fees and retention terms.

V.            REPORTS AND EVALUATION

The Compensation Committee shall report its actions and any recommendations to the Board of Directors, in a timely fashion, after each Committee meeting.  The Committee will annually complete an evaluation of its own performance and the adequacy of its charter.  The Committee will provide a report of that assessment to the Board, including any recommended changes to the charter and processes.

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Appendix C

BPZ ENERGY, INC.

NOMINATING COMMITTEE OF THE BOARD OF DIRECTORS

CHARTER

Adopted by the Company’s Board of Directors on April 14, 2006

I.              PURPOSE

The purpose of the Nominating Committee is to assist the Board of Directors in determining the composition of the Board of Directors and its committees, in identifying qualified individuals to become Board members, and in establishing a monitoring process to assess Board effectiveness.

II.            COMPOSITION

The Nominating Committee will be comprised of three or more directors selected by the Board and may be removed by the Board in its discretion.  The Nominating Committee’s chairperson shall be designated by the Board.  Each member must meet the standards of independence or other qualifications required from time to time by the Listing Exchange.  The Nominating Committee may form and delegate authority to subcommittees consisting of one or more members, subject to any limitations or reporting requirements established by applicable law or the Company’s procedures.

III.           MEETINGS

The Nominating Committee will meet at least twice annually, or more frequently if the Committee determines it to be necessary.  The agenda for meetings will be prepared by the Committee chairperson with input from Committee members.  The Nominating Committee will maintain written minutes of all its meetings and provide a copy of all such minutes, in a timely fashion, to each member of the Board.

IV.           AUTHORITY AND RESPONSIBILITIES

The Nominating Committee will have the following authority and responsibilities:

1.             To review, adopt, and implement policies and procedures for the nomination of directors, in compliance with (a) the Company’s articles of incorporation and bylaws, (b) applicable state corporate laws, (c) applicable federal and state securities laws, and (d) the rules of the American Stock Exchange and the Securities and Exchange Commission (the “SEC”).

2.             To recruit, consider, and recommend possible candidates for openings on the Board and to review candidates recommended by shareholders.

3.             To conduct all necessary and appropriate inquiries into the backgrounds and qualifications of possible candidates.

4.             To consider questions of possible conflicts of interest of directors, director candidates, and executive officers.

5.             To review and make recommendations to the Board regarding the composition, organization and performance of the Board, including its size, committee structure, and any retirement or tenure policies.

6.             To review and make recommendations to the Board regarding the nature, duties and performance of Board committees.

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7.             To recommend for Board approval assignments of individual Board members to various committees, taking into account the functions of the committee and qualifications of the Board members.

8.             To oversee and review on a periodic basis the continuing education program for all directors and the orientation and training program for new directors.

9.             To review director compensation and benefits on an annual basis.

10.           To establish and administer a periodic assessment procedure relating to the performance of both the Board of Directors as a whole and its committees.

The Nominating Committee shall have the authority to retain and terminate any search firm to be used to identify director candidates, and shall have the sole authority to approve related fees and retention terms.

V.            REPORTS AND EVALUATION

The Nominating Committee shall report its actions and any recommendations to the Board, in a timely fashion, after each Committee meeting.  The Nominating Committee will complete an annual evaluation of the adequacy of its charter.  The Committee will provide a report of that assessment to the Board, including any recommended changes to the charter and processes.

* * * * * * * * * *

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BPZ ENERGY, INC.			000000000.000 ext
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MR A SAMPLE			000000000.000 ext
DESIGNATION (IF ANY)			000000000.000 ext
ADD 1	Least Address Line		000000000.000 ext
ADD 2			000000000.000 ext
ADD 3
ADD 4		C 1234567890	J N T
ADD 5
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☐ Mark this box with an X if you have made
changes to your name or address details above.

Annual Meeting Proxy Card

PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2.

  Election of Directors

1. Election of Directors.

	For	Withhold		For	Withhold

01 - Dr. Fernando Zúñiga y Rivero	☐	☐	04 - John J. Lendrum, III	☐	☐

02 - Manuel Pablo Zúñiga-Pflücker	☐	☐	05 - E. Barger Miller, III	☐	☐

03 - Gordon Gray	☐	☐	06 - Dennis G. Strauch	☐	☐

Issues	For	Against	Abstain

2. Proposal to ratify the appointment of Johnson Miller & Co., CPA’s PC as the Company’s independent public accountants.	☐	☐	☐

  Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy.  When shares are held by joint holders, both must sign.  When signing as attorney, trustee, administrator, guardian or corporate officer, please provide your FULL title.  If partnership, please sign in partnership name by authorized person.

Date (mm/dd/yyyy)		Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box

/ /

	0 1 1 1 1 7 1	1 U P X	C O Y

001CD40001	00MY7B

Proxy - BPZ ENERGY, INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD DECEMBER 1, 2006

The undersigned hereby appoints Dr. Fernando Zúñiga y Rivero and Manuel Pablo Zúñiga-Pflücker, or either of them, as proxies, with full power of substitution, and hereby authorizes each of them to vote, as designated on the reverse side, all shares of Common Stock of BPZ Energy, Inc. held of record by the undersigned on October 27, 2006 at the Annual Meeting of Shareholders of BPZ Energy, Inc. on December 1, 2006, and any adjournments or postponements thereof, with all the powers that the undersigned would possess if personally present.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER.  IF NO DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR ALL OF THE DIRECTOR NOMINEES NAMED IN PROPOSAL 1 ON THE REVERSE SIDE AND FOR PROPOSAL 2.  THE PROXIES NAMED ABOVE ARE HEREBY AUTHORIZED TO VOTE IN THEIR DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet!  Available 24 hours a day 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)	To vote using the Internet
• Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.	• Go to the following web site: WWW.COMPUTERSHARE.COM/EXPRESSVOTE

• Follow the simple instructions provided by the recorded message.	• Enter the information requested on your computer screen and follow the simple instructions.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.

Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on December 1, 2006.

THANK YOU FOR VOTING